Extension Agreement of October 14, 2010
Between

Siga Resources Inc.
Touchstone Precious Metals Inc.
Touchstone Ventures Ltd
and
Peter Osha

Whereas:

1. Peter Osha (**PO**) and Touchstone Precious Metals Inc. (**TPM**) entered into a Letter Agreement on May 15, 2010, whereby **TPM** received from **PO** an option to purchase the Lucky Thirteen Placer claim #5230820 by meeting the requirements set out in the Letter Agreement.

2. Siga Resources Inc. (**Siga**), Touchstone Ventures Ltd, (**TVL**) and Touchstone Precious Metals Inc. entered a Corporate Acquisition Agreement on September 24, 2010, whereby Siga can earn up to an 80%interest in the shares of TPM from TVL by meeting the requirements set out in the Corporate Acquisition Agreement.

3. Both the Letter Agreement and the Corporate Acquisition Agreement were, by stated intent of the signatories, interim documents, subject to amendment if necessary to meet the needs of the various parties.

4. The Letter Agreement and the Corporate Acquisition Agreement collectively have defects involving omissions, vague language, unattributed or incomplete schedules or exhibits. They were not reviewed by counsel in the full context of their intent and effect.

5. Lyle Wallace, a Principal of TVL and TPM died very close to the execution, which caused unplanned documentation (powers of Attorney and affidavits) to be required which were not reviewed by counsel in the full context of their effect.

6. Siga Resources Inc. is a publically held company and subject to disclosure, securities and financial regulations which have not been evaluated in the context of the existing interim documents. Final documents are required.

Therefore;

The undersigned, in full consideration of the foregoing, agree to extend the performance dates set forth in the various agreements by 60 days to the 13rd day of December 2010.

During this extension period, the specific defects will be legally reviewed, and necessary changes made to the best efforts of all parties to retain the original intents and requirements in a legally binding framework meeting the requirements of a public company.

This Extension Agreement may be executed through the use of separate signature pages or in any number of counterparts and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

Touchstone Ventures Ltd.

By Anne Wallace
Its President
Date: October 28, 2010

Touchstone Precious Metals Inc.

By Anne Wallace
Its President
Date: October 28, 2010

Siga Resources Inc.

By Edwin Morrow
Its President
Date: 10/28/2010

Peter Osha

____
Date: ____________________

Therefore;

The undersigned, in full consideration of the foregoing, agree to extend the performance dates set forth in the various agreements by 60 days to the 13rd day of December 2010.

During this extension period, the specific defects will be legally reviewed, and necessary changes made to the best efforts of all parties to retain the original intents and requirements in a legally binding framework meeting the requirements of a public company.

This Extension Agreement may be executed through the use of separate signature pages or in any number of counterparts and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

Touchstone Ventures Ltd.

By____________________
Its____________________
Date: ____________________

Touchstone Precious Metals Inc.

By____________________
Its____________________
Date:____________________

Siga Resources Inc.

By____________________
Its____________________
Date: ____________________

Peter Osha

Peter Osha
Date: Oct 27/10